EXHIBIT 32
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     CERTIFICATION PURSUANT TO 18 U.S.C.SS.1350, AS ADOPTED PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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         In connection with the Quarterly Report of Nature Vision, Inc. (the
"Company") on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities listed below, hereby certifies, pursuant to 18U.S.C.ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             NATURE VISION, INC.

Date: November 22, 2004                      By: /s/Jeff P. Zernov
                                                 --------------------------
                                             Jeff P. Zernov
                                             Chief Executive Officer,
                                             President and Chairperson
                                             (principal executive officer)

                                             By: /s/Michael R. Day
                                                 --------------------------
                                             Michael R. Day
                                             Chief Financial Officer
                                             (principal financial officer)



         A signed original of this written statement required by Section 906 has been provided to Nature Vision, Inc. and will be retained by Nature Vision, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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